UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17877 Von Karman Ave., Suite 100

Irvine, CA 92614

(Address of principal registered offices, including zip code)

(949) 346-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2021, the Board of Directors of Xponential Fitness, Inc. (the “Company”), upon recommendation by the Nominating and Corporate Governance Committee, elected and appointed Chelsea A. Grayson as a member of the Board of Directors of the Company and as a member of the Audit Committee of the Board.

Chelsea A. Grayson, age 49, is an Executive-in-Residence at Wunderkind (formerly BounceX), a leading marketing technologies provider; a member of the Board of Directors of Spark Networks SE (NYSE: LOV), where she also serves on the Audit Committee; a member of the Board of Directors of Goodness Growth Holdings (CSE: GNDS), where she also chairs the Nominating & Corporate Governance Committee and sits on the Audit Committee; a member of the Board of Directors of iHerb (where she is the lead independent director); and the Chairperson of the Board of Directors of Lapmaster Group Holdings. She is also a member of the UCLA Board of Visitors for the English Department and a Board Leadership Fellow and Corporate Governance Fellow with the National Association of Corporate Directors (NACD). Previously, she was the Chief Executive Officer and a board member of True Religion, Inc. (where she chaired the Audit Committee) and the Chief Executive Officer and a board member of American Apparel Inc. Ms. Grayson also previously sat on the Boards of Directors of Sugarfina and Delta Dental. Before joining American Apparel, Ms. Grayson was a partner in the Mergers & Acquisitions practice group of law firm Jones Day. Ms. Grayson received a J.D. from Loyola Law School and a BA from the University of California, Los Angeles.

A copy of the press release announcing Ms. Grayson’s appointment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated October 21, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2021

Xponential Fitness, Inc.

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer